2Q10
Financial and operating results for the period ended June 30, 2010
AUGUST 4, 2010
Unless otherwise specified, comparisons in this presentation are between 2Q10 and 2Q09.
Exhibit 99.1

CNO Financial Group

Forward-Looking Statements
Cautionary Statement Regarding Forward-Looking Statements. Our statements, trend analyses and other information contained in these materials relative to markets for CNO Financial Group, Inc.’s products and trends in CNO’s operations or financial results, as well as other statements, contain forward-looking statements within the meaning of the federal securities laws and the Private Securities Litigation Reform
Act of 1995. Forward-looking statements typically are identified by the use of terms such as “anticipate,” “believe,” “plan,” “estimate,” “expect,”
“project,” “intend,” “may,” “will,” “would,” “contemplate,” “possible,” “attempt,” “seek,” “should,” “could,” “goal,” “target,” “on track,” “comfortable with,” “optimistic” and similar words, although some forward-looking statements are expressed differently. You should consider statements that contain these words carefully because they describe our expectations, plans, strategies and goals and our beliefs concerning future business conditions, our results of operations, financial position, and our business outlook or they state other ‘‘forward-looking’’ information based on currently available information. Assumptions and other important factors that could cause our actual results to differ materially from those anticipated in our forward-looking statements include, among other things: (i) our ability to continue to satisfy the financial ratio and balance requirements and other covenants of our debt agreements; (ii) general economic, market and political conditions, including the performance and fluctuations of the financial markets which may affect our ability to raise capital or refinance existing indebtedness and the cost of doing so; (iii)
our ability to generate sufficient liquidity to meet our debt service obligations and other cash needs; (iv) our ability to obtain adequate and timely rate increases on our supplemental health products, including our long-term care business; (v) the receipt of any required regulatory approvals for dividend and surplus debenture interest payments from our insurance subsidiaries; (vi) mortality, morbidity, the increased cost and usage of health care services, persistency, the adequacy of our previous reserve estimates and other factors which may affect the profitability of our insurance products; (vii) changes in our assumptions related to the cost of policies produced or the value of policies in force at the effective date; (viii) the recoverability of our deferred tax assets and the effect of potential ownership changes and tax rate changes on its value; (ix) our assumption that the positions we take on our tax return filings, including our position that our 7.0% convertible senior debentures due 2016 will not be treated as stock for purposes of Section 382 of the Internal Revenue Code of 1986, as amended, and will not trigger an ownership change, will not be successfully challenged by the Internal Revenue Service; (x) changes in accounting principles and the interpretation thereof;
(xi) our ability to achieve anticipated expense reductions and levels of operational efficiencies including improvements in claims adjudication and continued automation and rationalization of operating systems, (xii) performance and valuation of our investments, including the impact of realized losses (including other-than-temporary impairment charges); (xiii) our ability to identify products and markets in which we can compete effectively against competitors with greater market share, higher ratings, greater financial resources and stronger brand recognition; (xiv) the ultimate outcome of lawsuits filed against us and other legal and regulatory proceedings to which we are subject; (xv) our ability to complete the remediation of the material weakness in internal controls over our actuarial reporting process and to maintain effective controls over financial reporting; (xvi) our ability to continue to recruit and retain productive agents and distribution partners and customer response to new products, distribution channels and marketing initiatives; (xvii) our ability to achieve eventual upgrades of the financial strength ratings of CNO and our insurance company subsidiaries as well as the impact of rating downgrades on our business and our ability to access capital; (xviii) the risk factors or uncertainties listed from time to time in our filings with the Securities and Exchange Commission; (xix) regulatory changes or actions, including those relating to regulation of the financial affairs of our insurance companies, such as the payment of dividends and surplus debenture interest to us, regulation of financial services affecting (among other things) bank sales and underwriting of insurance products, regulation of the sale, underwriting and pricing of products, and health care regulation affecting health insurance products; and (xx) changes in the Federal income tax laws and regulations which may affect or eliminate the relative tax advantages of some of our products. Other factors and assumptions not identified above are also relevant to the forward-looking statements, and if they prove incorrect, could also cause actual results to differ materially from those projected. All written or oral forward-looking statements attributable to us are expressly qualified in their entirety by the foregoing cautionary statement. Our forward-looking statements speak only as of the date made. We assume no obligation to update or to publicly announce the results of any revisions to any of the forward-looking statements to reflect actual results, future events or developments, changes in assumptions or changes in other factors affecting the forward-looking statements.

CNO Financial Group

Non-GAAP Measures
This presentation contains the following financial measures that differ from the comparable measures under Generally Accepted Accounting Principles (GAAP):
operating earnings measures; book value, excluding accumulated other comprehensive income (loss) per share; operating return measures; earnings before net realized investment gains (losses) and corporate interest and taxes; debt to capital ratios, excluding accumulated other comprehensive income (loss); and interest-adjusted benefit ratios. Reconciliations between those non-GAAP measures and the comparable GAAP measures are included in the Appendix, or on the page such measure is presented.
While management believes these measures are useful to enhance understanding and comparability of our financial results, these non-GAAP measures should not be considered substitutes for the most directly comparable GAAP measures.
Additional information concerning non-GAAP measures is included in our periodic filings with the Securities and Exchange Commission that are available in the “Investors - SEC
Filings” section of CNO’s website, www.CNOinc.com.

CNO Financial Group

CNO Financial Group

2Q10: Positive Momentum Continues
CNO
▪ Net operating income** of $44.9 million, up 10%
 – 16 cents per diluted share, reflecting dilution from issuance of shares of common stock and convertible debentures
▪ Core sales* of $95.3 million, up 5%
▪ Asset values increased: AOCI of $319 million at 6/30/10 vs. AOCL of
 $(264) million at 12/31/09
▪ Consolidated RBC at 318%
▪ Holding company liquidity stable at $130 million
▪ Book value per diluted share: $15.39, up 2% since 12/31/09
*Excludes PFFS and PDP.
**Management believes that an analysis of net income applicable to common stock before: (1) loss on extinguishment or modification of debt, net of income taxes; and (2) net realized investment gains or losses, net of related amortization and income taxes (“Net operating income,” a non-GAAP financial measure) is important to evaluate the financial performance of the company, and is a key measure commonly used in the life insurance industry. Management uses this measure to evaluate performance because loss on extinguishment of debt and realized investment gains or losses can be affected by events that are unrelated to the company’s underlying fundamentals. The table on page 8 reconciles the non-GAAP measure to the corresponding GAAP measure.

CNO Financial Group

2Q10 Summary of Results
CNO
$64.0
7.6
29.9
(31.6)
69.9
(0.9)
(17.2)
$51.8
Pre-Tax
After Tax
EPS
($ millions, except per-share amounts)
$44.9
(0.6)
(11.2)
$33.1
$0.16
(0.00)
(0.04)
$0.12
*Management believes that an analysis of earnings before net realized investment gains (losses) and loss on extinguishment or modification of debt (a non-GAAP financial measure) provides an alternative measure of the operating results of the company because such items are unrelated to the company’s continuing operations. The table above provides a reconciliation to the corresponding GAAP measure.
Bankers Life
Colonial Penn
Conseco Insurance Group
Corporate operations and interest expense
Income before net realized investment losses*
Loss on extinguishment of debt
Net realized investment losses
Total

2Q09	3Q09	4Q09	1Q10	2Q10
Bankers Life	$63.3	$85.4	$84.6	$53.2	$64.0
Colonial Penn	11.0	7.4	5.9	5.3	7.6
Conseco Insurance Group	21.2	21.6	(6.7)	25.7	29.9
Corporate operations, excluding interest expense	(8.8)	(7.4)	(12.8)	(5.0)	(11.8)
Total EBIT*	86.7	107.0	71.0	79.2	89.7
Corporate interest expense	(23.9)	(24.0)	(23.1)	(19.5)	(19.8)
Income before net realized investment losses and taxes	62.8	83.0	47.9	59.7	69.9
Tax expense on period income	22.0	28.7	15.9	21.5	25.0
Net operating income	40.8	54.3	32.0	38.2	44.9
Loss on extinguishment or modification of debt, net of income taxes	0.0	0.0	(8.3)	(1.2)	(0.6)
Net realized investment losses	(13.2)	(18.9)	(2.5)	(3.1)	(11.2)
Net income before valuation allowance for deferred tax assets	27.6	35.4	21.2	33.9	33.1
Increase in valuation allowance for deferred tax assets	0.0	(20.0)	(3.0)	0.0	0.0
Net income	$27.6	$15.4	$18.2	$33.9	$33.1

CNO Financial Group

Quarterly Earnings
CNO Consolidated
*Management believes that an analysis of earnings before net realized investment gains (losses), corporate interest, loss on extinguishment or modification of debt and taxes (“EBIT,” a non-GAAP financial measure) provides a clearer comparison of the operating results of the company quarter-over-quarter because it excludes: (1) corporate interest expense; (2) loss on extinguishment or modification of debt; and (3)
net realized investment gains (losses) that are unrelated to the company’s underlying fundamentals. The table above provides a reconciliation of EBIT to net income.
($ millions)

CNO Financial Group

Operating ROE
CNO
Operating ROE*, Trailing 4 Quarters
*Operating return excludes gain (loss) on extinguishment or modification of debt, net realized investment gains (losses), valuation allowance related to deferred tax assets and discontinued operations. Equity excludes accumulated other comprehensive income
(loss) and the value of net operating loss carryforwards. See Appendix for corresponding GAAP measure.
Average common shareholders’ equity, excluding AOCI/L and net operating loss carryforwards, trailing 4 quarters ($ mils):	$2,574.1	$2,503.9	$2,551.1	$2,679.2	$2,808.3

CNO

2Q09
$0.22
3Q09
$0.29
4Q09
$0.15
1Q10
$0.14
2Q10
$0.16

CNO Financial Group

Operating EPS (Diluted)*
*Operating earnings per share exclude loss on extinguishment or modification of debt, net realized investment gains (losses) and valuation allowance related to deferred tax assets. See Appendix for a reconciliation to the corresponding GAAP measure.
Weighted average diluted shares (in millions):	185.2	185.8	217.5	292.1	302.6
▪ 65.9 million shares of common
 stock and $293.0 million of
 convertible debentures issued
 over last three quarters

CNO Financial Group

Book Value
CNO
*See Appendix for a reconciliation to the corresponding GAAP measure.
Shareholders’ Equity (Excluding AOCI/L)
Accumulated Other Comprehensive
 Income (Loss)
 Total Shareholders’ Equity
Shares Outstanding
Book Value Per Share
Book Value Per Share (Excluding AOCI/L)
$3,461.9
(1,046.9)
$2,415.0
184.9
$13.06
$18.72
6/30/09
$3,479.7
(146.0)
$3,333.7
184.9
$18.03
$18.82
9/30/09
$3,796.7
(264.3)
$3,532.4
250.8
$14.09
$15.14
12/31/09
(in millions, except per-share amounts)
$3,823.1
(103.0)
$3,720.1
250.9
$14.83
$15.24
3/31/10
$3,864.0
318.8
$4,182.8
251.0
$16.66
$15.39
6/30/10

CNO Financial Group

Consolidated RBC Ratio*
CNO
*Risk-Based Capital (“RBC”) requirements provide a tool for insurance regulators to determine the levels of statutory capital and surplus an insurer must maintain in relation to its insurance and investment risks. The RBC ratio is the ratio of the statutory consolidated adjusted capital of our insurance subsidiaries to RBC.
▪ Steady at 318%
▪ 2Q10 statutory earnings offset
 impact of -8 points from modified
 temporary MEAF relief

CNO Financial Group

2Q Summary
Bankers
▪ Earnings of $64.0 million, up 1%
 – Higher spreads on Annuities
 – Positive IBNR development in PFFS
 – Stable LTC results
▪ Sales (NAP) up 3%

2Q09
$62.4
3Q09
$61.8
4Q09
$91.3
1Q10
$57.5
2Q10
$64.0

CNO Financial Group

Bankers
($ millions)
Quarterly NAP*
*PFFS and PDP sales are not comparable and are excluded from NAP in all periods; in addition, we no longer assume any of the risks on
PFFS contracts through reinsurance.
PFFS policies issued:	1.8	-0.2	-1.0	22.8	-0.4
PDP policies issued:	3.8	3.8	1.3	8.0	0.2
Policies issued and not included in NAP (net of chargebacks, in thousands):
Sales and Distribution Results
▪ NAP up 3%
 – Increases in Life (+11%) and Med
 Supp (+10%)
 – Lower sales of LTC (-11%) and
 Annuities (-5%)

2Q09	3Q09	4Q09	1Q10	2Q10
Insurance policy income	$497.6	$493.1	$477.0	$396.2	$400.7
Net investment income:					
General account assets	160.2	162.2	165.8	172.2	177.0
Other portfolios	3.4	37.4	6.9	13.7	(16.5)
Fee revenue and other income	1.6	2.4	4.8	2.3	2.7
Total revenues	662.8	695.1	654.5	584.4	563.9
Insurance policy benefits	422.9	412.1	402.9	350.6	344.2
Amounts added to policyholder account balances	64.2	75.9	59.8	65.9	38.5
Amortization related to operations	63.1	74.5	54.7	67.0	70.6
Other operating costs and expenses	49.3	47.2	52.5	47.7	46.6
Total benefits and expenses	599.5	609.7	569.9	531.2	499.9
Income before net realized investment gains (losses), net of related amortization and income taxes	$63.3	$85.4	$84.6	$53.2	$64.0

CNO Financial Group

Quarterly Earnings
Bankers
($ millions)
Trailing 4 Quarter Operating Return on Equity: 11.6%
Management believes that an analysis of income before net realized investment gains (losses), net of related amortization (a non-GAAP financial measure), is important to evaluate the financial performance of our business, and is a measure commonly used in the life insurance industry. Management uses this measure to evaluate performance because realized gains or losses can be affected by events that are unrelated to a company’s underlying fundamentals. The table on Page 7 reconciles the non-GAAP measure to the corresponding GAAP measure. See Appendix for a reconciliation of the return on equity measure to the corresponding GAAP measure.

CNO Financial Group

2Q Summary
Colonial Penn
▪ Earnings of $7.6 million, down 31%
 – Due to $3 million gain on termination of reinsurance pool in 2Q09
▪ Sales growth accelerating: NAP up 16%
 – Building on 7% sales growth in 1Q10
 – Lead generation momentum building following increased direct response advertising
 – Increased lead activity will drive return to pre-2009 sales levels

2Q09	3Q09	4Q09	1Q10	2Q10
Insurance policy income	$52.7	$48.4	$47.9	$48.2	$49.3
Net investment income	9.8	9.5	9.6	9.7	9.7
Fee revenue and other income	0.2	0.2	0.3	0.2	0.1
Total revenues	62.7	58.1	57.8	58.1	59.1
Insurance policy benefits	36.0	34.7	35.1	36.4	35.2
Amounts added to policyholder account balances	0.2	0.3	0.3	0.3	0.2
Amortization related to operations	8.0	8.4	8.5	8.7	8.8
Other operating costs and expenses	7.5	7.3	8.0	7.4	7.3
Total benefits and expenses	51.7	50.7	51.9	52.8	51.5
Income before net realized investment gains (losses) net of related amortization and income taxes	$11.0	$7.4	$5.9	$5.3	$7.6

CNO Financial Group

Quarterly Earnings
Colonial Penn
($ millions)
Trailing 4 Quarter Operating Return on Equity: 12.0%
Management believes that an analysis of income before net realized investment gains (losses), net of related amortization (a non-GAAP financial measure), is important to evaluate the financial performance of our business, and is a measure commonly used in the life insurance industry. Management uses this measure to evaluate performance because realized gains or losses can be affected by events that are unrelated to a company’s underlying fundamentals. The table on Page 7 reconciles the non-GAAP measure to the corresponding
GAAP measure. See Appendix for a reconciliation of the return on equity measure to the corresponding GAAP measure.

CNO Financial Group

2Q Summary
CIG
▪ Earnings of $29.9 million, up 41%
 – Higher investment spreads due to bond prepayment income
 – Improved annuity persistency
▪ Sales (NAP) of $19.1 million, up 6%
 – Fourth consecutive quarter of positive sales comparisons
▪ Strong specified disease sales growth in both Independent and
 PMA channels
▪ Strong recruiting results

$17.5
$14.7
$0.8
$0.7
$1.3
$0.2
$1.3
$0.7
Life
Annuities
Medicare Supplement
Specified Disease

CNO Financial Group

CIG
($ millions)
▪ Specified Disease sales up 19%
 – PMA up 18%
 – Independent up 23%
▪ Independent worksite sales up 32%
2Q09 NAP
2Q10 NAP
2Q10 Sales Results

2Q09	3Q09	4Q09	1Q10	2Q10
Insurance policy income	$241.0	$230.5	$222.6	$220.2	$217.9
Net investment income:					
General account assets	138.5	134.5	131.9	133.3	134.3
Other portfolios	2.6	15.7	3.3	4.7	(8.0)
Fee revenue and other income	0.4	0.5	(0.1)	0.3	0.2
Total revenues	382.5	381.2	357.7	358.5	344.4
Insurance policy benefits	215.1	206.2	206.8	202.7	200.9
Amounts added to policyholder account balances	42.7	53.5	44.5	43.1	32.0
Amortization related to operations	33.8	31.8	33.1	27.0	16.7
Interest expense on investment borrowings	5.2	5.1	5.0	5.0	5.0
Other operating costs and expenses	64.5	63.0	75.0	55.0	59.9
Total benefits and expenses	361.3	359.6	364.4	332.8	314.5
Income (loss) before net realized investment gains (losses), net of related amortization and income taxes	$21.2	$21.6	($6.7)	$25.7	$29.9

CNO Financial Group

Quarterly Earnings
CIG
Management believes that an analysis of income (loss) before net realized investment gains (losses), net of related amortization (a non-
GAAP financial measure), is important to evaluate the financial performance of our business, and is a measure commonly used in the life insurance industry. Management uses this measure to evaluate performance because realized gains or losses can be affected by events that are unrelated to a company’s underlying fundamentals. The table on Page 7 reconciles the non-GAAP measure to the corresponding
GAAP measure.
($ millions)

CNO Financial Group

Impact of Low Interest Rate Environment
CNO
▪ Factored into 2010 outlook we provided to investors in
 December 2009
▪ Positive impact on asset market values
▪ Additional yields in selective asset classes to offset interest rate declines
▪ Assets and liabilities are closely matched

CNO Financial Group

Accounting for Costs Associated with
Acquiring Insurance Contracts (EITF 09-G)
CNO
Value of policies inforce (VOBA)
Cost of policies produced (DAC)
$1,077.3
$1,700.0
At June 30, 2010
(dollars in millions)
No impact
Approximately 35% of balance relates to non
-commission type costs, which are being
evaluated as issues related to the adoption
are clarified
▪ Proposes modifications to types of costs that can be deferred
 – Must be incremental or directly related to successful sales
 – Certain costs previously deferred will be expensed immediately
▪ No impact on value of policies inforce
▪ CNO plans to adopt retrospectively in 2012
▪ Potential impact:

CNO Financial Group

Realized Gains/Losses Recognized
through Net Income
CNO
Gross gains
Gross losses
Losses due to recognition of other-than-tempor-
 ary impairments recognized in earnings
Amortization adjustment to insurance intangibles
 Net investment losses before tax
Income tax benefit
Net investment losses after tax
($ millions)
$83.6
(63.3)
(36.6)
3.1
 (13.2)
0.0
$(13.2)
$99.5
(84.1)
(35.7)
1.4
 (18.9)
0.0
$(18.9)
$110.5
(96.4)
(31.1)
(0.5)
 (17.5)
15.0
$(2.5)
$50.9
(35.5)
(20.3)
0.1
 (4.8)
1.7
$(3.1)
2Q10
2Q09
3Q09
4Q09
1Q10
$60.9
(49.7)
(27.9)
(0.5)
 (17.2)
6.0
$(11.2)

Unrealized Gain/Loss
% of Invested Assets
1,000
500
0
(500)
(1,000)
(1,500)
(2,000)
4.0%
2.0%
0.0%
-2.0%
-4.0%
-6.0%
-8.0%

CNO Financial Group

Unrealized Gain/Loss*
CNO
($ millions)
*Includes debt and equity securities classified as available for sale. Excludes investments from variable interest entities which we consolidate under GAAP.
2Q09
3Q09
4Q09
1Q10
2Q10

CNO Financial Group

2Q10 Impairments
CNO
Corporates
Alt-A
CMBS
Prime Jumbos
Subprime
Commercial Mortgage Loans
Other
Total
($ millions)
Gross
Amounts
Amount Recognized
through Accumulated
Other Comprehensive
Income (Loss)
Amount Recognized
through Net Income*
$2.8
2.1
0.9
6.8
0.5
12.8
2.0
$27.9
$0.0
(2.1)
3.4
(1.1)
(0.5)
0.0
1.7
$1.4
$2.8
0.0
4.3
5.7
0.0
12.8
3.7
$29.3
*Includes impairments of $7.5 million recognized in earnings due to our intent to sell.

MTM reflects low market yields in most credit sectors
Market Value
Book Value
$14,289
$13,528
$1,472
$1,513
$1,923
$1,948
$1,134
$1,183
$1,174
$1,177
$1,297
$1,308
$294
$302
$483
$454
$1,040
$1,057
IG Corporates
CMOs
Mortgage Loans
HY Corporates
CMBS
Municipals
ABS
Govts/Agency
Cash & Other

CNO Financial Group

Asset Allocation at 6/30/10*
CNO
($ millions)
*Excludes investments from variable interest entities which we consolidate under GAAP (the related liabilities are non-recourse to CNO).

- Substantially unchanged
- Slowed ratings migration

CNO Financial Group

Investment Quality: Fixed Maturities*
CNO
Actively Managed Fixed Maturities by Rating at
6/30/10 (Market Value)
% of Bonds which are Investment Grade:	6/30/09 91%	9/30/09 93%	12/31/0 9 93%	3/31/10 93%	6/30/10 92%
*Excludes investments from variable interest entities which we consolidate under GAAP (the related liabilities are non-recourse to CNO).
AAA
10%
AA
8%
A
29%
BBB
45%
<BBB
8%
▪ 92% investment grade:

CNO Financial Group

Alt-A at 6/30/10
CNO
AAA
AA
A
BBB
<BBB
Total
$4.4
$61.5
$45.3
$16.7
$88.2
$216.1
$4.2
$63.0
$42.4
$16.6
$106.1
$232.3
2.0%
28.5%
21.0%
7.7%
40.8%
100.0%
0.02%
0.27%
0.20%
0.07%
0.38%
0.94%
Market
Value (mil.)
Book
Value (mil.)
% of
Alt-A*
% of
Portfolio*
Rating
▪ 0.9% of total invested assets
▪ Collateral performing better than overall Alt-A collateral universe in terms of delinquency and accumulated loss trends, notwithstanding delinquencies and cumulative losses in excess of original expectations
▪ All securities evaluated using market-consistent estimates of collateral performance
▪ Adequate credit support compared to expected cumulative losses
720
709
711
701
711
710
Avg.
FICO
10.9%
16.4%
10.6%
10.3%
9.3%
11.7%
Avg.
Support
6.4%
11.0%
11.9%
10.4%
22.6%
15.8%
Avg. 60+
Delinq.
*Market value.
($ millions)
0.3%
0.8%
0.8%
1.7%
2.6%
1.6%
Avg. Accum.
Loss

CNO Financial Group

Prime Jumbo at 6/30/10
CNO
AAA
AA
A
BBB
<BBB
Total
$142.6
$62.5
$95.4
$72.0
$415.7
$788.2
$148.0
$62.8
$108.4
$70.7
$454.6
$844.5
18.1%
7.9%
12.1%
9.1%
52.8%
100.0%
0.62%
0.27%
0.41%
0.31%
1.80%
3.41%
Market
Value (mil.)
Book
Value (mil.)
% of
Prime
Jumbo*
% of
Portfolio*
Rating
▪ 3.4% of total invested assets
▪ All securities evaluated using market-consistent estimates of collateral performance
▪ Credit support remains substantial relative to anticipated cumulative losses
736
746
741
743
739
740
Avg.
FICO
6.5%
6.9%
11.7%
8.4%
6.8%
7.5%
Avg.
Support
2.8%
5.2%
6.1%
7.3%
8.8%
7.0%
Avg. 60+
Delinq.
*Market value.
($ millions)
0.08%
0.36%
0.52%
0.76%
0.83%
0.61%
Avg. Accum.
Loss

Our CMBS exposure is heavily weighted toward securities with high ratings and seasoned vintages with relatively stronger qualitative characteristics

2009
7.3%
Pre-2004
20.7%
2007
24.4%
2004
14.0%
2006
8.9%
2005
24.7%

CNO Financial Group

CMBS at 6/30/10
CNO
(GAAP book value - $ millions)
$200.7
$135.9
$239.8
$86.3
$236.2
$71.3
$970.2
$1,008.6
$26.3
$10.1
$26.5
$29.3
$0.0
$0.0
$92.2
$85.7
$37.3
$10.6
$4.1
$0.0
$0.0
$0.0
$52.0
$44.6
$5.9
$17.3
$15.0
$10.6
$0.0
$0.0
$48.8
$30.0
$0.0
$0.0
$5.9
$7.5
$0.0
$0.0
$13.4
$5.0
Pre-2004
2004
2005
2006
2007
2009
Total BV
Total MV
AAA
AA
A
BBB
<BBB

CNO Financial Group

CMBS at 6/30/10
CNO
AAA
AA
A
BBB
<BBB
Total
$1,008.6
$85.7
$44.6
$30.0
$5.0
$1,173.9
$970.2
$92.2
$52.0
$48.8
$13.4
$1,176.6
85.9%
7.3%
3.8%
2.6%
0.4%
100.0%
4.37%
0.37%
0.19%
0.13%
0.02%
5.08%
Market
Value (mil.)
Book
Value (mil.)
% of
CMBS*
% of
Portfolio*
Rating
▪ 5.1% of invested assets
▪ Collateral performing materially better than overall CMBS collateral universe in terms of delinquency and cumulative loss
▪ All securities evaluated using market-consistent estimates of collateral performance
▪ Substantial credit support inherent in structures relative to expected cumulative losses
30.1%
19.9%
8.5%
7.8%
5.9%
27.8%
Avg.
Support
4.1%
2.7%
1.4%
2.8%
5.2%
3.8%
Avg. 60+
Del. & FCR
*% of market value
($ millions)
0.4%
0.6%
0.2%
0.0%
0.1%
0.4%
Avg. Cum.
Loss

By Vintage

2010
2.1%
2009
0.4%
2008
17.0%
2004 and Before
28.5%
2007
20.4%
2005
11.9%
2006
19.7%

By Property Type

Indus.
16.4%
Other
0.8%
Office
38.3%
Retail
39.7%
Multi-Family
4.8%

CNO Financial Group

Commercial Mortgage Loans at 6/30/10
CNO
▪ Current LTV of approximately 63%
▪ Trailing debt service coverage ratio (DSCR) stable at approximately 1.46
▪ Two delinquent loans at 6/30/10, totaling $12.2 million

CNO Financial Group

Summary
CNO
▪ Core sales and lead generation continue to be strong
▪ Demographics are trending favorably
 – First Boomers will become Medicare-eligible in 2011; in 10 years, number of those 65 and older will increase by 50%
▪ Focus:
 – Drive sales growth in all channels
 – Improve results of underperforming blocks in new “Other CNO
 Business” segment

CNO Financial Group

Questions and Answers

CNO Financial Group

Appendix

Debt to Capital**

35%
30%
25%
20%
15%
10%
5%
0%
32.5%
30.0%
27.0%
26.8%
21.6%
21.6%
21.3%
6/30/09
9/30/09
12/31/09
3/31/10
6/30/10

Interest Coverage

3.0x
2.0x
1.0x
0.0x
3.3x
3.1x
2.4x
1.7x
1.8x
6/30/09
9/30/09
12/31/09
3/31/10
6/30/10

1,500
1,200
900
600
300
0
$1,279
$1,308
$1,414
$1,465
$1,497
6/30/09
9/30/09
12/31/09
3/31/10
6/30/10

RBC Ratio

300%
200%
100%
0%
247%
252%
309%
319%
318%
6/30/09
9/30/09
12/31/09
3/31/10
6/30/10

CNO Financial Group

Statutory Surplus ($ millions)
*Also applicable in 2010 for Debt to Capital ratio only.
**Excludes Accumulated Other Comprehensive Income (Loss), as defined by the senior credit facility.
$1,200
$1,100
Prior Amendment Level
New 2011 Level*
New 2012 Level
CNO
250%
200%
1.5x
2.0x
1.75x
225%
$1,300
Covenant Metrics

CNO Financial Group

2Q10 Liquidity
CNO
($ millions)
Cash Balance 3/31/10
Sources
 Dividends from insurance subsidiary
 Net Proceeds from New Convertible Debentures
 Surplus Debenture Interest
 Management and Investment Fees, Net
Total Sources
Uses
 Interest
 Debt Repayments:
 Retirement of Old Convertible Debentures
 Holding Company Expenses and Other
 Capital Contributions
Total Uses
Cash Balance 6/30/10
$131.2
$30.0
49.4
12.1
25.6
$117.1
$22.7
52.5
13.2
30.0
$118.4
$129.9

2Q09
$308.5
3Q09
$306.3
4Q09
$307.3
1Q10
$315.2
2Q10
$321.1

CNO Financial Group

Net Investment Income
CNO
($ millions)
General Account Investment Income
Yield:	5.65%	5.62%	5.63%	5.76%	5.83%
▪ 2Q10 portfolio yield increase due
 primarily to sustained new money
 rates exceeding portfolio rate

CNO Financial Group

Commercial Mortgage Loans at 6/30/10
CNO
Pacific
9.3%
Mountain
9.2%
West North
Central
11.7%
West South
Central
5.8%
East North
Central
21.5%
East South
Central
5.3%
New England
9.0%
Middle
Atlantic
7.5%
South
Atlantic
20.7%

By Maturity

2010
$50
2011
$74
2012
$46
2013
$158
2014
$91
2015
$149
2016
$145
2017
$315
2018
$322
2019
$78
2020
$42
2021
$12
2022
$105
2023
$49
2024
$25
Post 2024
$324

CNO Financial Group

Commercial Mortgage Loans at 6/30/10
CNO
($ millions)

2Q09
$99.7
3Q09
$96.0
4Q09
$98.3
1Q10
$96.4
2Q10
$97.8

CNO Financial Group

Expenses
CNO
($ millions)
Adjusted Operating Expenses*
*Adjusted operating expenses exclude primarily acquisition costs, capitalization of software development costs, initial PFFS marketing costs and contractual vacancy charges related to exiting the Merchandise Mart in Chicago. This measure is used by the Company to evaluate its progress in reducing operating expenses.
▪ 2010 expenses stable

CNO Financial Group

Collected Premiums
CNO
▪ Trailing 4 quarters down 15%
 – Decline at Bankers due to
 termination of PFFS
 reinsurance contracts and
 lower annuity sales, as
 expected
 – Consistent growth at
 Colonial Penn
 – Slight decline at CIG
 primarily due to impact of
 2009 reinsurance ceded to
 Wilton Re and decline in
 annuity sales
($ millions)
CP
CIG
Collected Premiums-Trailing 4 Quarters
2Q09
$4,494.9
3Q09
$4,423.1
4Q09
$4,114.8
BLC OTHER
1Q10
$3,937.2
BLC PFFS
2Q10
$3,819.6

2Q09
$63.3
3Q09
$85.4
4Q09
$84.6
1Q10
$53.2
2Q10
$64.0

CNO Financial Group

Segment Performance
Bankers
*Operating earnings exclude net realized gains (losses). See Appendix for corresponding GAAP measure of our consolidated results of operations.
PTOI-Trailing 4 Quarters: $215.8 $233.4 $278.0 $286.5 $287.2
Revenues-Quarterly: $662.8 $695.1 $654.5 $584.4 $563.9
Pre-Tax Operating Income*
Revenues -Tr. 4 Quarters: $2,668.4 $2,684.4 $2,647.5 $2,596.8 $2,497.9
($ millions)
▪ Earnings of $64.0 million, up 1%
 – Higher spreads on Annuities
 – Stable LTC results
 – Positive IBNR development in
 PFFS

2Q09
$21.1
3Q09
$22.7
4Q09
$28.2
1Q10
$27.2
2Q10
$29.4

CNO Financial Group

Premiums - Medicare Supplement
Bankers
▪ First-year premiums up 39%
Medicare Supplement - First-Year Premiums
Med. Supp. First-Year Prems.-Tr. 4 Qtrs: $83.6 $86.5 $91.7 $99.2 $107.5
Med. Supp. Total Premiums-Quarterly: $155.2 $168.9 $173.8 $176.6 $168.8
Med. Supp. NAP-Quarterly: $19.2 $19.9 $56.8 $19.4 $21.0
Med. Supp. NAP-Trailing 4 Quarters: $82.1 $85.4 $114.3 $115.3 $117.1
($ millions)

(Net)
$4.7
(Net)
$2.9
(Net)
$5.9
(Net)
$4.8
(Net)
$5.5

CNO Financial Group

Premiums - Long-Term Care
Bankers
($ millions)
First-Year Prems.-Tr. 4 Qtrs: $30.0 $22.1 $17.7 $18.3 $19.1
Total Premiums-Quarterly: $151.9 $154.3 $149.5 $149.5 $146.6
Long-Term Care - First-Year Premiums*
NAP-Quarterly: $9.8 $9.8 $8.3 $8.6 $8.7
NAP-Trailing 4 Quarters: $36.6 $35.0 $35.4 $36.5 $35.4
*Includes $4.4 million in 2Q09, $6.6 million in 3Q09, $3.9 million in 4Q09, $5.0 million in 1Q10, and $3.5 million in 2Q10 of premiums ceded under business reinsurance agreement.
2Q09
(Direct)
$9.1
3Q09
(Direct)
$9.5
4Q09
(Direct)
$9.8
1Q10
(Direct)
$9.8
2Q10
(Direct)
$9.0
▪ Net first-year premiums* up 17%,
 reflecting reduction in new
 business reinsurance

CNO Financial Group

Premiums - Life Insurance
Bankers
($ millions)
First-Year Prems.-Tr. 4 Qtrs: $75.9 $79.8 $82.6 $86.0 $91.4
Total Premiums-Quarterly: $55.3 $63.2 $61.4 $46.5 $52.1
Life - First-Year Premiums
NAP-Quarterly: $15.6 $15.8 $13.7 $15.8 $17.3
NAP-Trailing 4 Quarters: $52.7 $55.4 $57.7 $60.9 $62.6
SPWL
Non-
SPWL
2Q09
$19.4
$7.8
$11.6
3Q09
$23.4
$10.5
$12.9
4Q09
$23.0
$10.8
$12.2
1Q10
$20.2
$9.6
$10.6
2Q10
$24.8
$12.4
$12.4
▪ Fluctuations in first-year
 premiums primarily reflect
 variance in sales of single-
 premium policies

2Q09
$274.7
3Q09
$284.0
4Q09
$197.3
1Q10
$223.1
2Q10
$280.0

CNO Financial Group

Premiums - Annuity
Bankers
($ millions)
First-Year Prems.-Tr. 4 Qtrs: $1,308.7 $1,270.3 $1,057.1 $979.1 $984.4
Total Premiums-Quarterly: $275.4 $284.7 $198.2 $224.4 $281.1
Annuity - First-Year Premiums
 ▪ First-year premiums up 2%

2Q08
8.6%
3Q08
9.8%
4Q08
10.9%
1Q09
10.5%
2Q09
12.4%
3Q09
9.1%
4Q09
8.3%
1Q10
9.2%
2Q10
10.5%

2Q08
10.5%
3Q08
10.7%
4Q08
11.1%
1Q09
10.4%
2Q09
10.3%
3Q09
7.9%
4Q09
7.5%
1Q10
8.9%
2Q10
9.8%

CNO Financial Group

Annuity Surrenders
Bankers
IA Surrenders
(annualized quarterly rate)
Non-IA Surrenders
(annualized quarterly rate)
▪ Surrenders: both indexed and non-
 indexed annuity surrenders lower
 than prior year
▪ Total account value:
 – IAs - $1.8 billion
 – Non-IAs - $4.8 billion
▪ Average account value:
 – IAs - $1.7
 – Non-IAs - $4.8
▪ Over 89% of our annuities are
 subject to surrender charge:
 – IAs - 95%
 – Non-IAs - 86%

2Q09
97.1%
3Q09
68.0%
4Q09
68.4%
1Q10
88.7%
2Q10
89.8%

CNO Financial Group

Benefit Ratio* - PDP
Bankers
*We calculate benefit ratios by dividing insurance policy benefits by insurance policy income.
▪ Down 7.3 points, impacted by
 improved pricing and plan design
 changes

2Q09
68.6%
3Q09
72.4%
4Q09
71.7%
1Q10
72.8%
2Q10
70.7%

CNO Financial Group

Benefit Ratio* - Medicare Supplement
Bankers
*We calculate benefit ratios by dividing insurance policy benefits by insurance policy income.
▪ 2Q10 impacted by higher
 incurred claims vs. 2Q09

2Q09
66.4%
3Q09
70.4%
4Q09
66.4%
1Q10
75.2%
2Q10
71.9%

CNO Financial Group

Interest-Adjusted Benefit Ratio* - LTC
Bankers
*We calculate interest-adjusted benefit ratios by dividing insurance policy benefits less interest income on the accumulated assets backing the insurance liabilities by insurance policy income.
Trailing 4 Quarter Avg.: 67.6% 68.2% 67.9% 69.6% 71.0%
Qtrly. non-int. adjusted: 103.2% 108.3% 104.3% 114.4% 113.0%
▪ Stable results overall
▪ 2Q09 favorably impacted by
 reserve releases related to rate
 increases

2Q09
$11.0
3Q09
$7.4
4Q09
$5.9
1Q10
$5.3
2Q10
$7.6

CNO Financial Group

Segment Performance
Colonial Penn
*Operating earnings exclude net realized gains (losses). See Appendix for corresponding GAAP measure of our consolidated results of operations.
PTOI-Trailing 4 Quarters: $29.3 $30.2 $29.4 $29.6 $26.2
Revenues-Quarterly: $62.7 $58.1 $57.8 $58.1 $59.1
Pre-Tax Operating Income*
Revenues -Tr. 4 Quarters: $234.0 $235.1 $235.7 $236.7 $233.1
($ millions)
▪ Earnings down 31%
 – Due to $3 million gain on
 termination of reinsurance
 pool in 2009

CNO Financial Group

Premiums - Life Insurance
Colonial Penn
($ millions)
First-Year Prems.-Tr. 4 Qtrs: $35.3 $34.4 $33.0 $31.7 $31.4
Total Premiums-Quarterly: $45.8 $45.6 $48.9 $47.3 $46.7
Life - First-Year Premiums
NAP-Quarterly: $10.6 $10.6 $8.4 $13.1 $12.2
NAP-Trailing 4 Quarters: $45.8 $44.3 $41.9 $42.7 $44.3
▪ Sales (NAP) up 16%
 – Lead generation momentum
 building following 2009 capital
 limitations
 – Increased lead activity will drive
 return to pre-2009 sales levels
 – Building on 7% sales growth in
 1Q10

2Q09
$21.2
3Q09
$21.6
4Q09
-$6.7
1Q10
$25.7
2Q10
$29.9

CNO Financial Group

Segment Performance
CIG
*Operating earnings exclude net realized gains (losses). See Appendix for corresponding GAAP measure of our consolidated results of operations.
PTOI-Trailing 4 Quarters: $118.1 $105.5 $67.3 $61.8 $70.5
Revenues-Quarterly: $382.5 $381.2 $357.7 $358.5 $344.4
Pre-Tax Operating Income (Loss)*
Revenues-Tr. 4 Quarters: $1,515.9 $1,525.3 $1,500.6 $1,479.9 $1,441.8
($ millions)
▪ Earnings up 41%
 – Higher investment spreads due to
 bond prepayment income
 – Improved annuity persistency

Premiums - Medicare Supplement

CIG

2Q09
$1.9
3Q09
$2.2
4Q09
$1.6
1Q10
$1.2
2Q10
$1.1

CNO Financial Group

($ millions)
First-Year Prems.-Tr. 4 Qtrs: $7.9 $8.0 $7.2 $6.9 $6.1
Total Premiums-Quarterly: $44.4 $46.9 $43.7 $40.7 $38.7
Medicare Supplement - First-Year Premiums
NAP-Quarterly: $1.3 $1.3 $1.5 $1.1 $0.7
NAP-Trailing 4 Quarters: $8.3 $7.8 $5.8 $5.2 $4.6
▪ First-year collections down 42%
 – Focus on core products (i.e.,
 Specified Disease)

2Q09
$11.1
3Q09
$11.8
4Q09
$12.3
1Q10
$12.5
2Q10
$13.1

CNO Financial Group

Premiums - Specified Disease
CIG
($ millions)
First-Year Prems.-Tr. 4 Qtrs: $41.5 $43.6 $45.4 $47.7 $49.7
Total Premiums-Quarterly: $95.1 $96.2 $99.0 $99.6 $100.2
Specified Disease - First-Year Premiums
NAP-Quarterly: $14.7 $16.1 $15.2 $14.6 $17.5
NAP-Trailing 4 Quarters: $51.0 $54.3 $57.5 $60.6 $63.4
▪ NAP up 19%
 – Increased focus on Specified
 Disease products
 – Momentum increasing in Worksite
 market

2Q09
$20.6
3Q09
$23.4
4Q09
$10.0
1Q10
$3.7
2Q10
$2.5

CNO Financial Group

Premiums - Annuity
CIG
($ millions)
First-Year Prems.-Tr. 4 Qtrs: $84.7 $83.0 $71.8 $57.7 $39.6
Total Premiums-Quarterly: $22.3 $25.2 $11.4 $5.1 $4.2
Annuity - First-Year Premiums
▪ First-year collections down 88%
 – Increased focus on core products

CIG

2Q09
49.7%
3Q09
42.9%
4Q09
49.1%
1Q10
49.4%
2Q10
52.0%

CNO Financial Group

Interest-Adjusted Benefit Ratio* -
Specified Disease
Trailing 4 Quarter Avg.: 42.6% 41.2% 46.0% 47.8% 48.4%
Qtrly. non-int. adjusted: 83.3% 76.6% 82.0% 82.3% 83.2%
*We calculate interest-adjusted benefit ratios by dividing insurance policy benefits, less interest income on the accumulated assets backing the insurance liabilities, by insurance policy income.
▪ Up 2.3 points vs. 2Q09
▪ Non-interest adjusted ratio flat
 vs. 2Q09

CNO Financial Group

Information Related to Certain Non-GAAP Financial Measures
The following provides additional information regarding certain non-GAAP measures used in this presentation. A non-GAAP measure is a numerical measure of a company’s performance, financial position, or cash flows that excludes or includes amounts that are normally excluded or included in the most directly comparable measure calculated and presented in accordance with
GAAP. While management believes these measures are useful to enhance understanding and comparability of our financial results, these non-GAAP measures should not be considered as substitutes for the most directly comparable GAAP measures.
Additional information concerning non-GAAP measures is included in our periodic filings with the Securities and Exchange
Commission that are available in the “Investors - SEC Filings” section of CNO’s website, www.CNOinc.com.
Operating earnings measures
Management believes that an analysis of net income applicable to common stock before loss on extinguishment or modification of debt, net realized gains or losses and increases to our valuation allowance for deferred tax assets (“net operating income,” a non-
GAAP financial measure) is important to evaluate the performance of the Company and is a key measure commonly used in the life insurance industry. Management uses this measure to evaluate performance because loss on extinguishment or modification of debt, realized investment gains or losses and increases to our valuation allowance for deferred tax assets are unrelated to the
Company’s continuing operations.

2Q09	3Q09	4Q09	1Q10	2Q10
Net income applicable to common stock	$ 27.6	$ 15.4	$ 18.2	$ 33.9	$ 33.1
Net realized investment losses, net of related amortization and taxes	13.2	18.9	2.5	3.1	11.2
Valuation allowance for deferred tax assets	-	20.0	3.0	-	-
Loss on extinguishment or modification of debt	-	-	8.3	1.2	0.6
Net operating income (a non-GAAP financial measure)	$ 40.8	$ 54.3	$ 32.0	$ 38.2	$ 44.9
Per diluted share:					
Net income	$ 0.15	$ 0.08	$ 0.09	$ 0.13	$ 0.12
Net realized investment losses, net of related amortization and taxes	0.07	0.10	0.01	0.01	0.04
Valuation allowance for deferred tax assets	-	0.11	0.01	-	-
Loss on extinguishment or modification of debt	-	-	0.04	-	-
Net operating income (a non-GAAP financial measure)	$ 0.22	$ 0.29	$ 0.15	$ 0.14	$ 0.16

CNO Financial Group

Information Related to Certain Non-GAAP Financial Measures
A reconciliation of net income applicable to common stock to net operating income (and related per-share amounts) is as follows
(dollars in millions, except per-share amounts):

2Q09	3Q09	4Q09	1Q10	2Q10
Total shareholders' equity	$ 2,415.0	$ 3,333.7	$ 3,532.4	$ 3,720.1	$ 4,182.8
Less accumulated other comprehensive income (loss)	(1,046.9)	(146.0)	(264.3)	(103.0)	318.8
Total shareholders' equity excluding accumulated other comprehensive income (loss) (a non-GAAP financial measure)	$ 3,461.9	$ 3,479.7	$ 3,796.7	$ 3,823.1	$ 3,864.0
Shares outstanding for the period	184,886,216	184,886,216	250,786,216	250,929,801	251,044,745
Book value per share	$ 13.06	$ 18.03	$ 14.09	$ 14.83	$ 16.66
Less accumulated other comprehensive income (loss)	(5.66)	(0.79)	(1.05)	(0.41)	1.27
Book value, excluding accumulated other comprehensive income (loss), per share (a non-GAAP financial measure)	$ 18.72	$ 18.82	$ 15.14	$ 15.24	$ 15.39

CNO Financial Group

Book value, excluding accumulated other comprehensive income (loss), per share
This non-GAAP financial measure differs from book value per share because accumulated other comprehensive income (loss) has been excluded from the book value used to determine the measure. Management believes this non-GAAP financial measure is useful because it removes the volatility that arises from changes in accumulated other comprehensive income (loss). Such volatility is often caused by changes in the estimated fair value of our investment portfolio resulting from changes in general market interest rates rather than the business decisions made by management.

A reconciliation from book value per share to book value per share, excluding accumulated other comprehensive income (loss) is as follows
(dollars in millions, except per share amounts):

Information Related to Certain Non-GAAP Financial Measures

CNO Financial Group

Operating return measures
Management believes that an analysis of return before loss on extinguishment or modification of debt, net realized gains or losses, and increases to our valuation allowance for deferred tax assets (“net operating income,” a non-GAAP financial measure) is important to evaluate the performance of the Company and is a key measure commonly used in the life insurance industry. Management uses this measure to evaluate performance because loss on extinguishment or modification of debt, realized investment gains or losses, and increases to our valuation allowance for deferred tax assets are unrelated to the Company’s continued operations.
This non-GAAP financial measure also differs from return on equity because accumulated other comprehensive income (loss) has been excluded from the value of equity used to determine this ratio. Management believes this non-GAAP financial measure is useful because it removes the volatility that arises from changes in accumulated other comprehensive income (loss). Such volatility is often caused by changes in the estimated fair value of our investment portfolio resulting from changes in general market interest rates rather than the business decisions made by management.
In addition, our equity includes the value of significant net operating loss carryforwards (included in income tax assets). In accordance with
GAAP, these assets are not discounted, and accordingly will not provide a return to shareholders (until after it is realized as a reduction to taxes that would otherwise be paid). Management believes that excluding this value from the equity component of this measure enhances the understanding of the effect these non-discounted assets have on operating returns and the comparability of these measures from period-to-
period. Operating return measures are used in measuring the performance of our business units and are used as a basis for incentive compensation.
All references to segment operating return measures assume a 25% debt to total capital ratio at the segment level. Additionally, corporate expenses have been allocated to the segments.

Information Related to Certain Non-GAAP Financial Measures

2Q09	3Q09	4Q09	1Q10	2Q10
Net income applicable to common stock	$ 27.6	$ 15.4	$ 18.2	$ 33.9	$ 33.1
Net realized investment (gains) losses, net of related amortization and taxes	13.2	18.9	2.5	3.1	11.2
Valuation allowance for deferred tax assets	-	20.0	3.0	-	-
Loss on extinguishment or modification of debt	-	-	8.3	1.2	0.6
Net operating income (a non-GAAP financial measure)	$ 40.8	$ 54.3	$ 32.0	$ 38.2	$ 44.9
Common shareholders' equity	$ 2,415.0	$ 3,333.7	$ 3,532.4	$ 3,720.1	$ 4,182.8
Less accumulated other comprehensive income (loss)	(1,046.9)	(146.0)	(264.3)	(103.0)	318.8
Common shareholder's equity, excluding accumulated other comprehensive income (loss) (a non-GAAP financial measure)	3,461.9	3,479.7	3,796.7	3,823.1	3,864.0
Less net operating loss carryforwards	973.7	899.6	867.5	856.3	838.1
Common shareholders' equity, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure)	$ 2,488.2	$ 2,580.1	$ 2,929.2	$ 2,966.8	$ 3,025.9
Average common shareholders' equity	$2,003.1	$2,874.4	$3,433.1	$3,626.3	$3,951.5
Average common shareholders' equity, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure)	$2,479.9	$2,534.2	$2,754.7	$2,948.0	$2,996.4
Return on equity ratios:					
Return on common equity	5.5%	2.1%	2.1%	3.7%	3.4%
Operating return on common equity, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure)	6.6%	8.6%	4.6%	5.2%	6.0%

CNO Financial Group

A reconciliation of return on common equity to operating return on common equity (excluding accumulated other comprehensive income (loss) and net operating loss carryforwards) is as follows (dollars in millions, except per share amounts):

Information Related to Certain Non-GAAP Financial Measures

CIG		Bankers		Colonial Penn		Corporate		Total
Pretax operating earnings (a non-GAAP financial measure)	$	55.6	$	117.2	$	12.9	$	(56.1)	$ 129.6
Allocation of interest expense, excess capital and corporate expenses		(33.4)		(25.0)		(2.2)		60.6	-
Income tax (expense) benefit		(8.0)		(33.1)		(3.9)		(1.5)	(46.5)
Segment operating income	$	14.2	$	59.1	$	6.8	$	3.0	83.1
Net realized investment losses, net of related amortization and taxes									(14.3)
Loss on extinguishment of debt									(1.8)
Net income									$ 67.0

CNO Financial Group

A reconciliation of pretax operating earnings (a non-GAAP financial measure) to segment operating income (loss) and consolidated net income
(loss) for the six months ended June 30, 2010, is as follows (dollars in millions):
(Continued on next page)

Information Related to Certain Non-GAAP Financial Measures

CIG	Bankers	Colonial Penn	Corporate	Total
December 31, 2009					
Common shareholders' equity, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure)	$ 1,707.1	$ 1,322.2	$ 114.6	$ (214.8)	$ 2,929.1
Net operating loss carryforwards	867.5	-	-	-	867.5
Accumulated other comprehensive income (loss)	(158.2)	(90.6)	(0.8)	(14.6)	(264.2)
Allocation of capital	569.0	440.7	38.2	(1,047.9)	-
Common shareholders' equity	$ 2,985.4	$ 1,672.3	$ 152.0	$ (1,277.3)	$ 3,532.4
June 30, 2010					
Common shareholders' equity, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure)	$ 1,735.4	$ 1,359.5	$ 120.0	$ (189.0)	$ 3,025.9
Net operating loss carryforwards	838.1	-	-	-	838.1
Accumulated other comprehensive income (loss)	121.8	188.7	17.9	(9.6)	318.8
Allocation of capital	579.0	453.2	40.0	(1,072.2)	-
Common shareholders' equity	$ 3,274.3	$ 2,001.4	$ 177.9	$ (1,270.8)	$ 4,182.8

CNO Financial Group

A reconciliation of common shareholders’ equity, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure) to common shareholders’ equity at June 30, 2010, is as follows (dollars in millions):
(Continued on next page)
(Continued from previous page)

Information Related to Certain Non-GAAP Financial Measures

CIG	Bankers	Colonial Penn	Corporate	Total
Average common shareholders' equity, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure)	$ 1,720.6	$ 1,340.6	$ 117.1	$ (206.1)	$ 2,972.2
Average net operating loss carryforwards					854.6
Average accumulated other comprehensive income (loss)					(37.9)
Average common shareholders' equity					$ 3,788.9
Return on equity ratios:					
Return on equity					3.5%
Operating return on common equity, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure)	1.7%	8.8%	11.6%	NM	5.6%

CNO Financial Group

A reconciliation of average common shareholders’ equity, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure) to average common shareholders’ equity at June 30, 2010, is as follows (dollars in millions):
(Continued from previous page)

Information Related to Certain Non-GAAP Financial Measures

2Q09	3Q09	4Q09	1Q10	2Q10
Corporate notes payable	$ 1,259.3	$ 1,261.9	$ 1,037.4	$ 1,037.2	$ 1,029.4
Total shareholders' equity	2,415.0	3,333.7	3,532.4	3,720.1	4,182.8
Total capital	3,674.3	4,595.6	4,569.8	4,757.3	5,212.2
Less accumulated other comprehensive income (loss)	1,046.9	146.0	264.3	103.0	(318.8)
Total capital, excluding accumulated other comprehensive income (loss) (a non-GAAP financial measure)	$ 4,721.2	$ 4,741.6	$ 4,834.1	$ 4,860.3	$ 4,893.4
Corporate notes payable	$ 1,259.3	$ 1,261.9	$ 1,037.4	$ 1,037.2	$ 1,029.4
Corporate notes payable to capital ratios:					
Corporate debt to total capital	34.3%	27.5%	22.7%	21.8%	19.7%
Corporate debt to total capital, excluding accumulated other comprehensive income (loss) (a non-GAAP financial measure)	26.7%	26.6%	21.5%	21.3%	21.0%

CNO Financial Group

A reconciliation of the debt to capital ratio to debt to capital, excluding accumulated other comprehensive income (loss) is as follows (dollars in millions):
Debt to capital ratio, excluding accumulated other comprehensive income (loss)
This non-GAAP financial measure differs from the debt to capital ratio because accumulated other comprehensive income (loss) has been excluded from the value of capital used to determine this measure. Management believes this non-GAAP financial measure is useful because it removes the volatility that arises from changes in accumulated other comprehensive income (loss). Such volatility is often caused by changes in the estimated fair value of our investment portfolio resulting from changes in general market interest rates rather than the business decisions made by management.

Information Related to Certain Non-GAAP Financial Measures